Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91860) of Franklin Street Properties Corp. of our report dated March 5, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                            PricewaterhouseCoopers LLP

Boston, MA
March 24, 2003